Prudential Annuities Life Assurance Corporation

ADVANCED SERIES XTRA CREDIT EIGHT SM

Supplement dated April 29, 2010
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.

We are issuing this supplement to reflect a change to the May 1, 2010 prospectus.  The Prudential Series Fund – SP International Growth is not an available option to this Annuity.  Please disregard any reference to the fund option throughout this prospectus.